Exhibit 32

Exhibit (32) Section 1350 Certification of Periodic Report  (pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

CERTIFICATION OF PERIODIC REPORT

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Ralph W. Babb, Jr., Chairman, President and Chief Executive Officer, and Elizabeth S. Acton, Executive Vice President and Chief Financial Officer, of Comerica Incorporated (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)                                 the Quarterly Report on Form 10-Q of the Company for the quarterly period ended March 31, 2010 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)                                 the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 30, 2010	/s/ Ralph W. Babb, Jr. .

Ralph W. Babb, Jr.
Chairman, President and
Chief Executive Officer

/s/ Elizabeth S. Acton
Elizabeth S. Acton
Executive Vice President and
Chief Financial Officer